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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event)                  March 4, 1998
                                       -----------------------------------------

                               HARSCO CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-3970                23-1483991
----------------------------      ------------           ----------------
(State or other jurisdiction      (Commission            (I.R.S. Employer
of incorporation)                 File Number)           Identification
                                                         Number)


Camp Hill, Pennsylvania                                        17001-8888
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          (717) 763-7064
                                                   -----------------------------





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ITEM 5.  Other Events.

On March 4, 1998, Harsco Corporation and UK-based Faber Prest Plc announced that they have agreed to a recommended tender offer under which Harsco will offer to purchase, for cash, all of the outstanding common stock of Faber Prest for (British pound)5.00 (approximately $8.20) per share plus interim dividends of
8.5 pence per share (approximately $0.14).

Assuming the exercise of certain outstanding employee options, the offer is valued at approximately (British pound)58 million ($95 million). The offer is conditioned on the tender of ninety percent of the outstanding shares of Faber Prest's common stock, as well as certain other conditions and regulatory approvals.

Headquartered in Newbury, Berkshire, UK, Faber Prest provides a range of on-site slag processing and material handling services to worldwide steel producers, as well as integrated logistics and transportation services to the steel industry and other markets. Faber Prest provides services in ten countries, and conducts its operations through two divisions, SR Industrial Services and FP Steel Distribution, which together employ approximately 1,500 people. Harsco plans to combine Faber Prest with Harsco's Heckett MultiServ Division. For the year ended September 30, 1997, Faber Prest recorded sales of (British pound)84 million (approximately $137 million) and net profit after tax of (British pound)4.5 million (approximately $7.4 million).


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HARSCO CORPORATION FORM 8-K


Item 7(c) Exhibits

Exhibit                                                            Document
Number                                                              Pages
------                                                              -----

99                Press release of the Company                       1-2
                       dated March 4, 1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        HARSCO CORPORATION
                                        ------------------
                                           (Registrant)




Date:  March 11, 1998                   By:
       --------------                            /s/ Salvatore D. Fazzolari
                                                 --------------------------
                                                 Senior Vice President and
                                                 Chief Financial Officer



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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                            Document
Number                                                              Pages
------                                                              -----

99                Press release of the Company                       1-2
                       dated March 4, 1998.